UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2016

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 26, 2016 (“Annual Meeting”).

(b)
There were a total of 32,820,077 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 29,420,771 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  Except as otherwise noted below, the following individuals were elected as directors for three year terms:

	FOR		WITHHELD		Broker Non- Votes
	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes
Robert D. Adams	27,047,980	96.31	1,036,657	3.69	1,336,134
Connie R. Collingsworth	26,255,594	93.49	1,829,042	6.51	1,336,134
Gary Sirmon	26,922,224	95.86	1,162,412	4.14	1,336,134
Brent A. Orrico	27,010,422	96.18	1,074,215	3.82	1,336,134
Spencer C. Fleischer	26,465,629	94.24	1,619,008	5.76	1,336,134
Doyle L. Arnold	26,448,618	94.17	1,636,019	5.83	1,336,134
Roberto R. Herencia(1)	27,117,846	96.56	966,791	3.44	1,336,134
David I. Matson(1)	27,114,274	96.54	970,363	3.46	1,336,134
Michael J. Gillfillan(2)	27,063,380	96.36	1,021,256	3.64	1,336,134
____________
(1)	Elected for a two year term
(2)	Elected for a one year term

Based on the votes set forth above, Messrs. Adams, Sirmon, Orrico, Fleischer, and Arnold and Ms. Collingsworth were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2019, and until their respective successors have been duly elected and qualified. Messrs. Herencia and Matson were duly elected to serve as directors of the Company for a two year term expiring at the annual meeting of shareholders in 2018 and Michael J. Gillfillan was duly elected to serve as a director of the Company for a one year term expiring at the annual meeting of shareholders in 2017, and until their respective successors have been duly elected and qualified.

The terms of Directors Jesse G. Foster, Mark J. Grescovich, D. Michael Jones, David A. Klaue, Gordon E. Budke, Constance H. Kravas, John R. Layman and Michael M. Smith continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
26,606,638	1,248,692	229,307	1,336,134

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2016.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
29,258,505	104,504	57,762	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ended December 31, 2016 was duly ratified by the shareholders.

(c)           None.

(d)           Not applicable.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1    Press Release of Banner Corporation dated April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 28, 2016	By: /s/Lloyd W. Baker
Lloyd W. Baker Executive Vice President and Chief Financial Officer